Exhibit 99.2

Purchase Agreement

Purchase Agreement, dated October 2, 2000, among Corel Corporation, a corporation existing under the laws of Canada ("Corel"), Microsoft Corporation, a Washington corporation ("Microsoft"), and Microsoft Licensing, Inc., a Nevada corporation and a wholly owned subsidiary of Microsoft (the "Purchaser").

Recitals

Whereas, Corel has duly authorized the creation and issuance of a series of its preferred shares designated as its Series A Participating Convertible Preferred Shares (the "Preferred Shares"), the rights, privileges, conditions and restrictions of which are set forth in Exhibit A hereto.

Whereas, on the terms stated herein (including the attached schedules and exhibits), Corel desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from Corel, 24,000,000 Preferred Shares.

Whereas, the holders from time to time of the Preferred Shares and/or the common shares (the "Common Shares") of Corel issuable upon conversion of the Preferred Shares will be entitled to the benefits of a Registration Rights Agreement, dated the date hereof (the "Registration Rights Agreement"), among Corel, Microsoft and the Purchaser in the form of Exhibit B hereto.

Whereas, all things necessary to make the Preferred Shares (when issued and delivered hereunder), this Agreement and the Registration Rights Agreement valid and binding obligations of Corel in accordance with their respective terms have been done.

Now, Therefore, the parties hereto agree as follows:

Article I

Authorization And Issuance Of Securities

Section 1.1. Sale and Purchase of the Preferred Shares. Concurrently with the execution and delivery hereof, Corel is issuing and selling to the Purchaser, and the Purchaser is purchasing from Corel, at the Closing referred to in Section 1.2, the Preferred Shares for US$5.625 per share, or an aggregate cash purchase price of US$135,000,000 (the "Purchase Price").

Section 1.2. Closing. The sale and purchase of the Preferred Shares shall take place at the offices of McCarthy Tétrault, located at 40 Elgin Street, Suite 1400, Ottawa, Ontario, Canada (the "Closing"), at 4:00 p.m. on October 2, 2000. At the Closing, Corel will deliver to the Purchaser a certificate for the Preferred Shares registered in the Purchaser's name against payment by the Purchaser to Corel of the Purchase Price by wire transfer of immediately available funds to the following bank account: Royal Bank of Canada, Sort Code CC000300006, Account No. 400 4404.

Article II

Representations and Warranties;

Corel represents and warrants, covenants, and agrees with, the Purchaser and Microsoft that:

Section 2.1. Reports.

(a) Since November 30, 1999 (the "Audit Date"), the only documents that Corel has filed with the U.S. Securities and Exchange Commission (the "SEC") are (i) its Annual Report on Form 10-K405 for the fiscal year ended November 30, 1999, (ii) its Quarterly Reports on Form 10-Q for the fiscal quarters ended February 29, 2000 and May 31, 2000, (iii) its Current Reports on Form 8-K filed on May 23, 2000, June 13, 16, 21, 22, 26, 27 and 30, 2000, August 17, 2000, September 12 and 28, 2000, and (iv) its Current Report on Form 8-A/A, filed on July 20, 2000, in each case in the form (including exhibits, annexes and any amendments thereto) filed with the SEC (collectively, the "SEC Reports"). The SEC Reports, when they were filed with the SEC, conformed in all material respects to the applicable requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), or the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and in each case the applicable rules and regulations of the SEC thereunder.

(b) Since the Audit Date, the only documents that Corel has filed with the Ontario Securities Commission (the "OSC") or any securities regulatory authority of any other Canadian jurisdiction in which Corel is a reporting issuer or in which Corel has distributed its securities to the public (collectively, the "Canadian Securities Authorities") pursuant to the Securities Act (Ontario) (the "OSA"), the rules, regulations, policies and instruments thereunder, the securities legislation of all other jurisdictions in Canada in which Corel is a reporting issuer and/or the continuous disclosure requirements of all other Canadian jurisdictions in which Corel has distributed its securities to the public (collectively, the "Canadian Disclosure Requirements"), are the prospectus of Corel dated June 23, 2000 (including, the documents incorporated therein by reference), its Annual Information Form for 1999, its Annual Report for 1999, its Management Proxy Circular dated February 2, 2000, the Material Change Reports of Corel dated February 7, 2000, May 16, 2000, June 8, 12, 15, 21, 23 and 28, 2000, August 15, 2000 and September 6 and 28, 2000, and, to the extent not listed above, all quarterly reports of Corel since the Audit Date (the "Canadian Reports" and, collectively with the SEC Reports, the "Reports"). The Canadian Reports, when they were filed with the Canadian Securities Authorities, conformed in all material respects to the applicable requirements of the Canadian Disclosure Requirements.

(c) The Reports did not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Each of the consolidated balance sheets included in or incorporated by reference into the Reports (including the related notes and schedules) fairly presents the consolidated financial position and shareholders' equity of Corel and its subsidiaries as of its date and each of the consolidated statements of operations and retained earnings (deficit) or cash flows included in or incorporated by reference into the Reports (including any related notes and schedules) fairly presents the results of operations and income, retained earnings or cash flows, as the case may be, of Corel and its subsidiaries for the periods to which they relate (subject, in the case of unaudited statements, to normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with generally accepted accounting principles in Canada consistently applied during the periods involved, except as may be noted therein.

Section 2.2. Absence of Certain Changes and Undisclosed Liabilities.

(a) Except as disclosed in the Reports and in Corel's press release dated September 27, 2000 announcing results for its fiscal quarter ended August 31, 2000, since the Audit Date (i) there has not been any material adverse change in, or any development reasonably likely to result in a prospective material adverse change in, the business, assets, liabilities, financial condition or results of operations of Corel and its subsidiaries, taken as a whole, and (ii) there has not been any material change in the capital stock or long-term debt of Corel or any of its subsidiaries.

(b) Neither Corel nor any of its subsidiaries has any liabilities or obligations, whether accrued, contingent or otherwise, except for liabilities and obligations (i) in the respective amounts reflected or reserved against in the consolidated balance sheets contained in the Reports or (ii) incurred since May 31, 2000 in the ordinary course of business and which, individually or in the aggregate, have not and could not reasonably be expected to (A) have a material adverse effect on the business, assets, liabilities, financial condition or results of operations of Corel and its subsidiaries, taken as a whole, or (B) impair or otherwise adversely affect the validity or enforceability of, or the ability of Corel to perform its obligations under, this Agreement, the Registration Rights Agreement, the Technology Support and Settlement Agreement, dated October 2, 2000, between Corel and Microsoft (the "Technology Support and Settlement Agreement") or the Preferred Shares (each, a "Material Adverse Effect").

Section 2.3. Due Incorporation; Power and Authority. Each of Corel and each of its subsidiaries (a) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) is duly qualified as a foreign corporation or an extra provincial corporation, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, other than any failures to so qualify or to be in good standing which, individually or in the aggregate, have not had and could not be reasonably expected to have a Material Adverse Effect and (c) has full corporate power and authority to own, lease and operate its properties and to conduct its businesses as currently conducted. Corel has full corporate power and authority to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the Preferred Shares, or the Technology Support and Settlement Agreement (collectively, the "Transaction Documents").

Section 2.4. Capitalization. (a) The authorized capital stock of Corel consists solely of an unlimited number of Common Shares and an unlimited number of its preferred shares, (b) as at October 2, 2000, 73,547,663 Common Shares and none of the preferred shares of Corel are currently issued and outstanding, (c) 9,030,064 Common Shares and none of the preferred shares other than the Preferred Shares are issuable upon the conversion, exercise or exchange of securities of Corel currently issued and outstanding or pursuant to any agreements entered into by Corel or any of its subsidiaries and (d) no shares of any class of the capital stock of Corel were held by Corel in its treasury or by any of its subsidiaries. All the issued and outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable and free of preemptive (or similar) rights. Other than as disclosed in Schedule 2.4, except for the rights issued pursuant to the Shareholder Rights Plan Agreement, dated as of February 11, 1999 and amended and restated as of March 31, 1999 (the "Rights Plan"), there are no securities of Corel or any of its subsidiaries that are convertible into or exercisable or exchangeable for shares of any capital stock of Corel or any of its subsidiaries, and no options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate Corel or any of its subsidiaries to issue, transfer or sell any shares of capital stock of, or other interests in, Corel or any of its subsidiaries. There are no outstanding obligations of Corel or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of Corel or any of its subsidiaries and, except as disclosed in Schedule 2.4 neither Corel nor any of its subsidiaries has any awards or options outstanding under any stock option plans or agreements or any other outstanding stock-related awards. Neither Corel nor any of its subsidiaries has any outstanding bonds, debentures, notes or other obligations or other securities that entitle the holders thereof to vote with the shareholders of Corel or any of its subsidiaries on any matter or which are convertible into or exercisable or exercisable for securities having such a right to vote.

Section 2.5. Due Authorization, Execution and Delivery. Each of this Agreement, the Technology Support and Settlement Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by Corel and constitutes a valid and legally binding obligation of Corel, enforceable against it in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights or general equity principles. The Preferred Shares have been duly authorized and, upon consummation of the transactions contemplated hereby, will be validly issued, fully paid and non-assessable and no personal liability will attach to the ownership thereof. The Preferred Shares and the issuance thereof to the Purchaser will be free and clear of all preemptive (or similar) rights, taxes and liens, charges, security interests, encumbrances, equities and claims other than those created or suffered to exist by the Purchaser (collectively, "Liens"). The Common Shares issuable upon conversion of the Preferred Shares have been duly authorized and, when issued upon such conversion, will be validly issued, fully paid and non-assessable and free and clear of all preemptive (or similar) rights, taxes and Liens and no personal liability will attach to the ownership thereof. Applications have been made for the listing and posting for trading on the Toronto Stock Exchange ("TSE") and for quotation on the NASDAQ National Market ("NASDAQ") of the Common Shares issuable upon conversion of the Preferred Shares and, upon issuance, such shares will be listed and posted for trading on the TSE and included for quotation on the NASDAQ.

Section 2.6. Non-Contravention; Authorizations and Approvals. Neither Corel nor any of its subsidiaries is in violation of its articles of incorporation or bylaws (or comparable constituent or governing documents) or is in default (or, with the giving of notice, lapse of time or both, would be in default) under any note, bond, mortgage, indenture, deed of trust, loan or credit agreement, license, franchise, permit, lease, contract or other agreement, instrument, commitment or obligation to which Corel or any of its subsidiaries is a party or by which Corel or any of its subsidiaries or any of their respective properties or assets is bound, or under which Corel or any of its subsidiaries or any of their respective properties or assets is entitled to a benefit, (each, a "Contract") except for any such defaults that, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect. None of (a) the execution and delivery by Corel of this Agreement, the Technology Support and Settlement Agreement or the Registration Rights Agreement, (b) the issuance by Corel of the Preferred Shares or the Common Shares upon conversion of the Preferred Shares or (c) the performance by Corel of its obligations under the Transaction Documents or the consummation of the transactions contemplated thereby will: (i) violate, conflict with or result in a breach of any provisions of the certificate of incorporation or bylaws (or comparable constituent or governing documents) of Corel or any of its subsidiaries, (ii) violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice, lapse of time or both, would constitute a default) under, result in the termination or in a right of termination of, accelerate the performance required by or benefit obtainable under, result in the triggering of any payment or other obligations (including any repurchase or repayment obligations) pursuant to, result in the creation of any Lien upon any of the properties of Corel or any of its subsidiaries under, or result in there being declared void, voidable, subject to withdrawal or without further binding effect, any of the terms, conditions or provisions of any Contract, except for any such violations, conflicts, breaches, defaults, accelerations, terminations or other matters which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, (iii) require any consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority, except for (A) approvals for listing and posting for trading on the TSE and for quotation on the NASDAQ, for which applications have been made, and (B) those consents, approvals, authorizations, declarations, filings or registrations which have been obtained or made or the failure of which to obtain or make, individually or in the aggregate, have not had and could not be reasonably expected to have a Material Adverse Effect, or (iv) violate any Applicable Laws, except for violations which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect.

"Applicable Law" means all laws, statutes, treaties, rules, codes, ordinances, regulations, certificates, orders and licenses of, and interpretations by, any Governmental Authority and judgments, decrees, injunctions, writs, permits, orders or like governmental action of any Governmental Authority applicable to Corel or any of its subsidiaries or any of their securities, property or operations.

"Governmental Authority" means (a) the government of the United States of America or any state thereof, Canada or any province or territory thereof or any other political subdivision of any of the foregoing, (b) any government or political subdivision of any other jurisdiction in which Corel or any of its subsidiaries conducts all or any part of its business or which asserts jurisdiction over any properties of Corel or any of is subsidiaries, (c) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any of the foregoing Government Authorities, or (d) the TSE and the NASDAQ.

Section 2.7. No Actions or Proceedings. Except as disclosed in the Reports, there are no legal or governmental actions, suits or proceedings pending or, to the best of Corel's knowledge, after due inquiry, threatened against or affecting Corel, any of its subsidiaries, any of their directors or officers (in their capacities as such) or any of their property, assets or securities which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. To the knowledge of Corel, no Governmental Authority has notified Corel of an intention to conduct any action, suit, proceeding, audit, investigation or other review with respect to Corel or any of its subsidiaries, except for those which, individually or in the aggregate, have not had or could not be reasonably expected to have a Material Adverse Effect.

Section 2.8. Transfers in Canada. The Common Shares issuable upon conversion of the Preferred Shares, when issued, will be freely tradable in the Province of Ontario at any time after the expiry of certain statutory hold periods prescribed by the Canadian Securities Legislation, provided the applicable statutory preconditions to such resales are satisfied, without any prospectus, resale restriction or holding period whatsoever subject to compliance with any undertaking provided by Microsoft and the Purchaser to the TSE and the requirements of applicable Canadian Securities Legislation regarding sales from a control block.

Section 2.9. Compliance with Laws; Permits. Each of Corel and each of its subsidiaries is and has been in compliance with all Applicable Laws and has, and is and has been in compliance with, all Permits required or necessary for the conduct of its business as currently conducted and all such Permits are in full force and effect, except for any failures to be in compliance with Applicable Laws or such Permits, or to have such Permits, which, individually or in the aggregate, have not and could not reasonably be expected to have a Material Adverse Effect. No proceeding is pending or, to the best knowledge of Corel and its subsidiaries, threatened to revoke or limit any such Permit that could reasonably be expected to have a Material Adverse Effect.

"Permits" means all licenses, permits, certificates of need, approvals and authorizations from all Governmental Authorities required by Corel or any of its subsidiaries to lawfully conduct its businesses as presently conducted.

Section 2.10. No Brokers. Neither Corel nor any of its subsidiaries has paid, or is obligated to pay, to any person or entity any brokerage or finder's fees in connection with the transactions contemplated hereby or by any other Transaction Documents.

Article III

Certain Representations, Warranties and Covenants

of the Purchaser and Microsoft

The Purchaser and Microsoft, jointly and severally, represent, warrant and covenant to Corel that:

Section 3.1. Non-Contravention; Authorizations and Approvals. Neither (a) the execution and delivery by Microsoft or the Purchaser of this Agreement, the Technology Support and Settlement Agreement or the Registration Rights Agreement nor (b) the performance by Microsoft or the Purchaser of their respective obligations under the Transaction Documents or the consummation of the transactions contemplated thereby will: (i) violate, conflict with or result in a breach of any provisions of the certificate of incorporation or bylaws (or comparable constituent or governing documents) of Microsoft, the Purchaser or any of their subsidiaries, (ii) violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice, lapse of time or both, would constitute a default) under, result in the termination or in a right of termination of, accelerate the performance required by or benefit obtainable under, result in the triggering of any payment or other obligations (including any repurchase or repayment obligations) pursuant to, result in the creation of any Lien upon any of the properties of Microsoft, the Purchaser or any of their subsidiaries under, or result in there being declared void, voidable, subject to withdrawal or without further binding effect, any of the terms, conditions or provisions of any Contract, except for any such violations, conflicts, breaches, defaults, accelerations, terminations or other matters which, individually or in the aggregate, have not had and could not reasonably be expected to impair or otherwise adversely affect the validity or enforceability of, or the ability of Microsoft or the Purchaser to perform their respective obligations under, this Agreement, the Registration Rights Agreement or the Technology Support and Settlement Agreement (each, a "Microsoft Material Adverse Effect"), (iii) require any consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority, except for those consents, approvals, authorizations, declarations, filings or registrations which have been obtained or made or the failure of which to obtain or make, individually or in the aggregate, have not had and could not be reasonably expected to have a Microsoft Material Adverse Effect, or (iv) violate any Applicable Laws, except for violations which, individually or in the aggregate, have not had and could not reasonably be expected to have a Microsoft Material Adverse Effect.

Section 3.2. No Registration. The Purchaser and Microsoft, jointly and severally, hereby acknowledge and agree with Corel that the Preferred Shares and the Common Shares issuable upon the conversion thereof have not been registered under the Securities Act or under the OSA or the securities legislation of any other Canadian jurisdictions in which Corel is a reporting issuer or in which it has distributed its securities (collectively, the "Canadian Securities Legislation") and no prospectus has been filed under any such Canadian Securities Legislation and that such shares may not be offered or sold (1) in the United States, except pursuant to an effective registration statement under the Securities Act or an applicable exemption from registration under the Securities Act or (2) in Canada, except (a) pursuant to a prospectus prepared and filed under the Canadian Securities Legislation for which a final receipt has been issued pursuant to applicable Canadian Securities Legislation, (b) pursuant to an exemption from the prospectus requirements of applicable Canadian Securities Legislation, or (c) upon the expiry of the hold periods prescribed by the Canadian Securities Legislation provided applicable preconditions are satisfied and the sale otherwise complies with the provisions of such legislation. Other than in furtherance of their rights under, and in accordance with, the Registration Rights Agreement, neither Microsoft nor the Purchaser will take any action (other than a registered offering under the Registration Rights Agreement) for the purpose of, or that could reasonably be expected to have the effect of, preparing the market in the Province of Ontario, or creating a demand in the Province of Ontario for the Preferred Shares or the Common Shares issuable upon conversion thereof, during the 4 month period following the date of Closing.

Section 3.3. Representations and Warranties. The Purchaser represents and warrants to Corel that (a) it is an "Accredited Investor" (as defined in Rule 501 (a) under the Securities Act), (b) it is acquiring the Preferred Shares and the Common Shares issuable upon the conversion thereof for its own account, for investment and not with a view to any distribution thereof within the meaning of the Securities Act and (c) it did not employ any broker or finder in connection with the transactions contemplated in this Agreement.

Section 3.4. Resales of Preferred Shares and Common Shares. The Purchaser agrees that it will not sell, transfer, assign or otherwise dispose of any of the Preferred Shares or any of the Common Shares issuable upon the conversion thereof other than (a) pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from registration under the Securities Act or (b) in accordance with the Canadian Securities Legislation.

Section 3.5. Legend. The Preferred Shares and the Common Shares issuable upon the conversion thereof shall bear the following legend until such time as the legend no longer applies:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OF ANY PROVINCE OF CANADA, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR CANADA ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO A PROSPECTUS OR AN APPLICABLE EXEMPTION FROM REGISTRATION AND PROSPECTUS REQUIREMENTS UNDER CANADIAN SECURITIES LEGISLATION. BY PURCHASING THESE SECURITIES, THE HOLDER AGREES FOR THE BENEFIT OF COREL CORPORATION THAT IT WILL COMPLY WITH THESE RESALE RESTRICTIONS.

Article IV

Certain Covenants of Corel

Section 4.1. Listing on TSE and Quotation on NASDAQ; Transfers in Canada. Corel agrees that it will take all necessary action, including without limitation obtaining the approval of the holders of the Common Shares, to ensure that, upon issuance, the Common Shares issuable upon conversion of the Preferred Shares will be listed and posted for trading on the TSE and included for quotation on the NASDAQ. Further, Corel agrees that it will take all commercially reasonable action, including satisfying the requirements of Canadian Securities Legislation, to ensure that the Common Shares are freely transferable in Canada.

Section 4.2. Provision of Information. Corel agrees that so long as the Purchaser (or any of its affiliates or any of its or their permitted transferees) continues to own any Preferred Shares or Common Shares issued upon the conversion thereof it will (a) make available to the holders of such shares any reports and financial statements furnished to or filed with the SEC or the Canadian Securities Authorities or any securities exchange or quotation market on which any class of securities of Corel is listed or included for quotation and such additional information concerning the business and financial condition of Corel as such holders may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of Corel and its subsidiaries are consolidated in reports furnished to the shareholders generally or to the SEC or to the Canadian Securities Authorities) so long as the provision of such information would not adversely affect any significant contemplated unannounced transaction involving Corel, or require public disclosure of such information under Regulation FD promulgated by the SEC under the Exchange Act (assuming such Regulation applied to Corel) or the guidelines for listed companies published by the TSE and NASDAQ, (b) maintain its status as a reporting issuer, and not be in default of any requirement, under the Canadian Securities Legislation and (c) maintain the listing of the Common Shares (or any successor shares) for trading on the TSE and for inclusion for quotation on the NASDAQ.

The term "affiliate" has the meaning assigned to such term in Rule 405 promulgated by the SEC under the Securities Act.

Article V

Indemnification

Section 5.1. Indemnification. Corel agrees to indemnify and hold harmless the Purchaser, its affiliates and their respective directors, officers, employees, agents, representatives and advisers (each an "Indemnified Person") from and against any and all losses, claims, damages, expenses or other liabilities (collectively, "Losses") incurred or suffered by them arising out of or resulting from the breach or inaccuracy of any of the representations and warranties of Corel contained herein or any failure by Corel to perform its obligations under any of the Transaction Documents (other than the Technology Support and Settlement Agreement), and will reimburse each Indemnified Person for any legal and other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any Losses as such expenses are incurred. The indemnity agreement set forth in this Section 5.1 shall be in addition to any liabilities that Corel may otherwise have.

Section 5.2. Notifications and Other Indemnification Procedures. Promptly after an Indemnified Person becomes aware of any action, claim or proceeding (collectively, an "Action") in respect of which it intends to seek indemnification under Section 5.1, such Indemnified Person shall notify Corel in writing of the commencement thereof, but the omission so to notify Corel will not relieve it from any liability which it may have to the Indemnified Person otherwise than under Section 5.1 or to the extent it is not actually prejudiced as a result of such failure. In case any such Action is brought against any Indemnified Person and it shall notify Corel of the commencement thereof, Corel will be entitled to participate therein and, to the extent that it shall elect within 30 days after receiving any such notification, to assume and control the defense thereof, with counsel reasonably satisfactory to such Indemnified Person (who shall not, except with the consent of the Indemnified Person, not to be unreasonably withheld, be counsel to Corel) and, after notice from Corel to such Indemnified Person of its election so to assume the defense thereof, Corel shall not be liable to such Indemnified Person under Section 5.1 for any legal expenses of counsel subsequently incurred by such Indemnified Person, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, any Indemnified Person shall cooperate with Corel (including by making counterclaims) and shall have the right to employ separate counsel in any such Action and participate in, but not control, the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Person unless the Indemnified Person shall have been advised by counsel that representation of the Indemnified Person by counsel provided by Corel would be inappropriate due to actual or potential conflicting interests between Corel and the Indemnified Person, including situations in which there are one or more legal defenses available to the Indemnified Person that are different from or additional to those available to Corel; provided, however, that Corel shall not, in connection with any one such Action or separate but substantially similar Actions arising out of the same general allegations, be liable for the fees and expenses of more than one separate set of counsel at any time for all Indemnified Persons, except to the extent that local counsel, in addition to their regular counsel, is required in order to effectively defend against such Action. Corel shall not, without the written consent of the Indemnified Person, not to be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened Action in respect of which indemnification may be sought hereunder (whether or not the Indemnified Person is an actual or potential party to such Action) unless such settlement, compromise or judgment (i) includes an unconditional release of all Indemnified Persons from all liability arising out of such Action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person.

Article VI

Miscellaneous

Section 6.1. Notices. All notices and other communications hereunder shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address set forth below, or at such other address as such party may specify by written notice to the other party hereto:

(a) If to the Purchaser or Microsoft:

Microsoft Corporation,

One Microsoft Way,

Redmond, Washington 98052-6399,

Attention: Deputy General Counsel, Finance and Operations

Facsimile number: (425) 869-1327

with a copy to:

Sullivan & Cromwell,

125 Broad Street,

New York, New York 10004,

Attention: Duncan C. McCurrach

Facsimile number: (212) 558-3588

(b) If to Corel:

Corel Corporation,

1600 Carling Avenue,

Ottawa, Ontario, Canada K1Z 8R7,

Attention: Chief Financial Officer

Facsimile number: (613) 761-9872

with a copy to:

McCarthy Tétrault
40 Elgin Street

Suite 1400
Ottawa, Ontario, Canada K1P 5K6
Attention: Robert D. Chapman

Facsimile number: (613) 596-9386

Section 6.2. Benefit of Agreement; Assignment.

(a) Except as otherwise expressly provided herein, all covenants, agreements and other provisions contained in this Agreement or any of the other Transaction Documents by or on behalf of any of the parties hereto shall bind, inure to the benefit of and be enforceable by their respective successors and permitted assigns (including, without limitation, any subsequent holder of any Preferred Shares or Common Shares issuable upon conversion thereof (each, a "Holder") provided that such Holder shall not be entitled to the benefits, of Articles II and V hereof) whether so expressed or not; provided, however, that Corel may not assign or otherwise transfer any of its rights or obligations without the prior written consent of the other parties hereto and each Holder.

(b) Nothing in this Agreement, express or implied, shall give to any person other than the parties hereto, their successors and permitted assigns, the Indemnified Parties and the Holders any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 6.3. No Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto or any Holder in exercising any right, power or privilege hereunder or under any other Transaction Document and no course of dealing between Corel and any other party or Holder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein or in the other Transaction Documents are cumulative and not exclusive of any rights or remedies which the parties or Holders would otherwise have. No notice to or demand on Corel in any case shall entitle Corel to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other parties hereto or the Holders to any other or further action in any circumstances without notice or demand.

Section 6.4. Amendments, Waivers and Consents. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective.

Section 6.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 6.6. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 6.7. Definitions. The meaning attached to terms defined herein shall apply throughout this Agreement unless the context otherwise requires.

Section 6.8. Survival. All representations, warranties, covenants and indemnities set forth herein shall survive the purchase and sale of the Preferred Shares.

Section 6.9. Governing Law, Submission to Jurisdiction.

(a) This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding any choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

(b) If any action, proceeding or litigation shall be brought by any party hereto in order to enforce any right or remedy under this Agreement or the Registration Rights Agreement, each of the parties hereto hereby consents and agrees that it will submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. Each of the parties hereto hereby irrevocably waives any objection, including but not limited to any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action, proceeding or litigation in such jurisdiction. Each of the parties hereto further agrees that it shall not bring any action, proceeding or litigation arising out of this Agreement or any other Transaction Document in any court other than any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement.

(c) Corel hereby irrevocably designates CT Corporation System, located at 111 8th Avenue, New York, New York 10011, as its designee, appointee and agent to receive, for and on behalf of the Company, service of process in such jurisdiction in any action, proceeding or litigation with respect to this Agreement or the Registration Rights Agreement.

(d) Each of the parties hereto hereby waives any and all rights it may have to a trial by jury in respect of any action, proceeding or litigation directly or indirectly arising out of, under or in connection with, this Agreement or the Registration Rights Agreement.

Section 6.10. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 6.11. Entirety. This Agreement together with the other Transaction Documents represents the entire agreement of the parties hereto and thereto, and supersedes all prior agreements and understandings, oral or written, if any, relating to the Transaction Documents or the transactions contemplated herein or therein.

Section 6.12. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person, whether or not expressly specified in such provision. The construction of the Transaction Documents shall not be affected by which party drafted such documents.

Section 6.13. Publicity. Except as required by law or the rules of any stock exchange or governmental or other regulatory authority of competent jurisdiction, no public announcement, circular or written or oral statements in connection with the subject matter of this Agreement shall be made or issued by or on behalf of any party hereto without the prior written approval of the other party hereto (such approval not to be unreasonably withheld or delayed). The parties hereto shall cooperate with respect to the preparation of a mutually agreeable press release to be issued as soon as possible after the execution and delivery of this Agreement regarding the investment by the Purchaser in Corel and other related agreements.

In Witness Whereof, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

Corel Corporation

By: "Derek Burney"

Name: Derek Burney

Title:  Interim President and

Chief Executive Officer

Microsoft Licensing, Inc.

By: "John Connors"

Name: John Connors

Title:  Vice President

Microsoft Corporation

By: "Steven A. Ballmer

Name: Steven A. Ballmer

Title:  President and CEO

SCHEDULE 2.4

1. Warrants Outstanding

Warrants for 3,637,976 common shares of Corel are outstanding as of September 28, 2000, as issued on June 28, 2000 on the closing of a public offering of 7,299,270 common shares of Corel and 3,649,635 warrants for common shares of Corel as described in the prospectus of Corel dated June 23, 2000.

2. Potential Warrants to be Issued

Common shares and warrants which may be issued pursuant to the Share Purchase Agreement dated September 18, 2000 between Corel and Albans Investments Limited and the Escrow Agreement dated September 18, 2000 among Corel, the Purchaser and Epstein, Becker & Green, P.C., are as follows:

(i) up to 11,300,000 common shares of Corel; and

(ii) warrants for up to 3,390,000 common shares of Corel, including warrants for 282,500 common shares which Corel is obligated to issue as of October 2, 2000.

3. Options Outstanding

Pursuant to the Corel Corporation Employee Stock Option Plan and the Corel Corporation Employee Stock Option Plan 2000, options for 5,109,588 common shares are outstanding as of September 28, 2000.

EXHIBIT A

The Articles of the Corporation are amended to create a first series of 24,000,000 participating convertible preferred shares which shall be designated the Series A Participating Convertible Preferred Shares (the "Series A Shares") and shall have attached thereto, in addition to the rights, privileges, conditions and restrictions attaching to the Preferred Shares as a class, the following rights, privileges, conditions and restrictions as set forth below:

1. Rank of Shares Within Class. Each Series A Share shall rank equally and be identical in all respects.

2. Dividends. The holders of full or fractional Series A Shares shall be entitled to receive, when and as declared by the Board of Directors of the Company (the "Board"), but only out of funds or assets of the Company legally available therefor, dividends on each date (each, a "Payment Date") that any dividend or other distribution is payable or made (whether in the form of cash, securities, rights, warrants or other property) on or in respect of the Common Shares (as defined below) other than dividends or other distributions to the extent payable in form of Common Shares (each, a "Participating Dividend") in an amount per whole Series A Share equal to the aggregate amount of the Participating Dividends that would be payable on the Payment Date to a holder of the Reference Package (as defined below) entitled to receive such Participating Dividend. Each such dividend shall be paid to the holders of record of the Series A Shares on the date, not more than 60 days before the Payment Date, fixed by the Board before the Payment Date to determine the holders of the Series A Shares entitled to receive such dividend. Dividends on each full and each fractional Series A Share shall be cumulative from September 29, 2000 (the "Original Issue Date").

"Common Shares" means the common shares in the capital of the Company constituted as of the Original Issue Date and any other shares or securities into which such shares are exchanged, consolidated or reclassified as a result of any merger, consolidation, reclassification or other transaction.

A "holder", with respect to any Preferred Share, means the person or entity in whose name such Preferred Share is registered on the Preferred Share register maintained by the Company or its agent.

"Reference Package" initially means one fully paid and nonassessable Common Share, but is subject to adjustment as provided in Section 6 hereof.

3. Certain Restrictions. So long as any Series A Share is outstanding, no dividends (except to the extent they are payable in the form of Common Shares) shall be declared, paid or set aside for payment, and no other distribution shall be declared, made or set aside for making, on or in respect of any Common Shares or any Junior Shares (as defined below), nor shall any Common Shares, Junior Shares or Parity Shares (as defined below) be redeemed, purchased or otherwise acquired for any consideration (or any consideration be paid to or made available for a sinking fund for the redemption of any such shares), by the Company, directly or indirectly (including without limitation by any of its subsidiaries), unless, in each case, all of the cumulative dividends on all of the outstanding Series A Shares payable prior thereto or contemporaneously therewith shall have been, or shall contemporaneously be, paid in full.

"Junior Shares" means any class or series of shares of the Company (other than the Common Shares) hereafter authorized over which the Series A Shares have preference or priority in the distribution of assets on any liquidation, dissolution or winding up of the Company or other distribution of assets of the Company for the purposes of winding up its affairs.

"Parity Shares" means any class or series of shares of the Company (other than the Series A Shares) that ranks on a parity with the Series A Shares in the distribution of assets on any liquidation, dissolution or winding up of the Company or other distribution of assets of the Company for the purposes of winding up its affairs.

4. Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or other distribution of assets of the Company for the purposes of winding up its affairs (collectively, a "Liquidation"), the holders of full and fractional Series A Shares shall be entitled, before any distribution or payment is made on any date to the holders of the Common Shares or any Junior Shares in connection with such Liquidation, to be paid in full out of the assets of the Company available for distribution to its shareholders an amount per whole Series A Share equal to the greater of (A) US$5.625 and (B) the aggregate amount that would be distributed on such date in connection with such Liquidation to a holder of the Reference Package assuming it was outstanding and that the Series A Shares did not exist, together in each case with all accrued and unpaid dividends to such distribution or payment date, whether or not earned or declared (the "Liquidation Preference"). If such payment shall have been made in full to all holders of Series A Shares, the holders of Series A Shares as such shall have no rights or claims to any remaining assets of the Company. In the event the assets of the Company available for distribution to the holders of Series A Shares in connection with any Liquidation shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Section 4 and all liquidation preferences to which all Parity Shares are entitled in connection with such Liquidation, the holders of Series A Shares and such Parity Shares shall be paid pro rata in accordance with their respective aggregate liquidation preferences. For the purposes of this Section 4, the consolidation or merger of, or binding share exchange by, the Company with any other entity shall not be deemed to constitute a Liquidation.

5. Voting Power. The holders of Series A Shares shall have no voting rights except as required by law; provided, however, that the Company shall not amend its Articles of Incorporation or by-laws in any manner which would alter or change the powers, preferences or special rights of the holders of the Series A Shares so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding Series A Shares, voting separately as a class on the basis of one vote per share and provided further, however, that with respect to any vote to approve an amalgamation or an arrangement that would result in an exchange, reclassification or cancellation of the Series A Shares and the Common Shares on substantially the same basis, which vote is held within six months of the completion of a "Permitted Bid" or "Competing Permitted Bid", each as defined in the Shareholders Rights Plan Agreement described in Section 6(a) below, pursuant to which an offeror has offered to purchase all of the outstanding Series A Shares and all of the outstanding Common Shares at a price for the Series A Shares which is the greater of (i) the offer price for the Common Shares multiplied by the number of Common Shares as then constitutes the Reference Package, and (ii) an amount equal to the Liquidation Preference, the holders of the Series A Shares shall be entitled to vote, on an as converted basis, together with the holders of the Common Shares and of any other series of Preferred Shares but not separately as a class or series.

6. Conversion Rights.

(a) General. Each Series A Share shall be convertible at the option of the holder thereof, at any time, into the Reference Package. Notwithstanding anything herein to the contrary, if the holder of a Series A Share is Microsoft Corporation, a Washington corporation, or any of its Affiliates or Associates (as each such term is defined in the Shareholder Rights Plan Agreement, dated as of February 11, 1999 and as amended and restated as of March 31, 1999, between the Company and Montreal Trust Company of Canada, as Rights Agent), such holder shall have no rights to convert such Series A Share but any transferee holder thereof which is not Microsoft Corporation or one of its Affiliates or Associates shall have such conversion rights from and after such transfer.

(b) Extraordinary Common Stock Event. If the Company shall (i) issue any additional Common Shares as all or part of a dividend or other distribution on or in respect of outstanding Common Shares, (ii) subdivide the outstanding Common Shares into a greater number of Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of Common Shares, then and in each such case the number of Common Shares in the Reference Package shall be changed effective immediately upon the consummation of such event into the number of Common Shares that a holder of the Reference Package immediately prior to such change and consummation would hold immediately after such event as a result thereof.

(c) Changes in the Common Shares. If the Common Shares are exchanged for or changed into other stock or securities, cash and/or any other property as a result of any merger, consolidation, reclassification or other transaction, then and in any such case each Series A Share shall at the same time be similarly exchanged or changed into an amount per whole Series A Share equal to the aggregate amount per whole Series A Share equal to the aggregate amount of stock, securities, cash and/or other property (payable in kind), as the case may be, (the "Substitute Consideration") that a holder of the Reference Package immediately prior to the consummation of such transaction would have received as a result of such transaction if it was entitled to participate therein; provided, however, that if the Substitute Consideration consists in whole or in part of securities of the entity surviving or resulting from such transaction (which may be the Company) entitled to vote generally in the election of directors of such entity then, at the option of each holder of the Series A Shares, such holder may elect, in lieu of the exchange or change provided above, either (i) if the Company is the surviving or resulting entity, to have the Series A Shares remain outstanding and to have the Reference Package changed effective immediately upon the consummation of such transaction into the Substitute Consideration that a holder of the Reference Package immediately prior to such consummation and change would have received as a result of such transaction if it was entitled to participate therein or (ii) if the Company is not the surviving or resulting entity (the "Successor"), to receive in exchange for its Series A Shares the same number of preferred shares of the Successor with terms identical to the terms of the Series A Shares except that the references to (A) the Company shall be to the Successor, (b) the Board shall be to the board of directors of the Successor, (C) the Common Shares shall be to the voting securities of the Successor issued in such transaction and (B) the Reference Package shall be the Substitute Consideration that a holder of the Reference Package immediately prior to the consummation of the transaction would have received as a result of such transaction if it was entitled to participate therein.

(d) Exercise of Conversion Privilege and Procedure for Conversion. To

exercise its conversion privilege, a holder of Series A Shares shall surrender the certificate or certificates representing the shares being converted to the Company at its principal office (which certificate or certificates shall, if required by the Company, be duly endorsed to the Company or in blank or be accompanied by proper instruments of transfer to the Company or in blank), accompanied by a written notice to the Company to the effect that such holder elects so to convert such shares and specifying the name or names (with address or addresses) in which a certificate or certificates or other appropriate instruments evidencing the shares or other property to which such holder is entitled upon such conversion. All accrued and unpaid dividends or other distributions payable on any Series A Shares surrendered for conversion, whether or not earned or declared, shall be paid forthwith upon such conversion. Any dividend payable on Series A Shares surrendered for conversion during the period from the close of business on any record date for the payment of such dividend on such shares to the opening of business on the date of payment of such dividend shall be payable to the holder of record of such shares as of such record date notwithstanding such conversion. As promptly as practicable after the surrender by a holder of Series A Shares of certificates evidencing the Series A Shares being converted at the office referred to above and compliance by such holder with the other conditions specified above, the Company shall issue and shall deliver to the person or persons entitled thereto (as specified in the applicable written notice of conversion) a certificate or certificates evidencing the number of whole Common Shares, other securities and/or property to which such person or persons shall be entitled as provided herein, together (if applicable) with cash in lieu of fractional Common Shares as provided below. Such conversion shall be deemed to have been made as of the close of business on the date of such surrender and compliance and at such time such person or persons shall be treated for all purposes as the record holder or holders (or, in the case of securities or property not in registered form, the owner or owners) of such Common Shares, other securities and/or property on such date and the rights of the converting holder as holder of the converted Series A Shares shall cease.

(e) Cash in Lieu of Fractional Shares. No fractional Common Shares shall be issued upon conversion of Series A Shares. If a number of Series A Shares (evidenced by one or more certificates) shall be surrendered for conversion at one time by the same holder, the number of whole Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series A Shares being converted at such time by such holder. Instead of any fractional Common Shares that would otherwise be issuable to a holder upon conversion of Series A Shares, the Company shall pay to such holder a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the Closing Price (as defined below) on the day of conversion.

"Closing Price" of the Common Shares on any day means the last reported per share sale price, regular way, of the Common Shares on such day or, if no sale takes place on such day, the average of the reported closing per share bid and asked prices, regular way, of the Common Shares on such day, in each case on the Nasdaq National Market or, if the Common Shares are not quoted on the Nasdaq National Market on such day, on the principal national securities exchange or quotation system in the United States or Canada on which the Common Shares are listed or admitted to trading or quoted on such day, or, if the Common Shares are not so listed or admitted to trading or quoted on such day, the average of the closing per share bid and asked prices of the Common Shares on such day in the over-the-counter market as reported by a generally acceptable national quotation service or, if not so available in such manner, as furnished by any member firm of The Toronto Stock Exchange selected from time to time by the Board for that purpose on such day or, if not so available in such manner, as otherwise determined as of such day in good faith by the Board (whose good faith determination shall be conclusive and described in a resolution of the Board).

(f) Partial Conversion. In the event some but not all of the Series A Shares represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to the holder a new certificate representing the number of Series A Shares which were not converted.

(g) Reservation of Common Shares. The Company shall at all times reserve and keep available out of its authorized but unissued Common

Shares, solely for the purpose of effecting the conversion of the Series A Shares, the full number of its Common Shares then deliverable upon conversion of all the then outstanding Series A Shares, and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all the then outstanding Series A Shares, the Company shall take such corporate action as may be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose. If any Common Shares required to be reserved for issuance upon conversion of Series A Shares require registration with or approval of any governmental authority before such shares may be issued or freely transferred upon conversion, the Company will in good faith and as expeditiously as is commercially reasonable endeavor to cause such shares to be duly registered or approved, as the case may be; provided, however, that the foregoing shall apply in any jurisdiction only when the Series A Shares shall have become freely transferable under applicable securities laws of such jurisdiction. If the Common Shares are then listed or admitted for trading or quoted on any national securities exchange or quotation system, the Company will, if permitted by the rules of such exchange or quotation system, cause all Common Shares issuable upon conversion of the Series A Shares to be so listed, admitted for trading or quoted, as the case may be.

7. Issuer Tender or Exchange Offers. If the Company, directly or indirectly (including without limitation through any of its subsidiaries), shall consummate a tender or exchange offer (including an issuer bid in Canada) for all or any portion of the Common Shares, it shall contemporaneously therewith consummate a tender or exchange offer (or issuer bid in Canada) for the same portion of the outstanding Series A Shares for consideration per whole Series A Share equal to the product of (A) the consideration paid per Common Share in such tender or exchange offer for the Common Shares and (B) the Reference Package.

8. Notices. The Company shall distribute to the holders of Series A Shares copies of all notices, materials, annual and quarterly reports, proxy statements, information statements and any other documents that it distributes generally to the holders of Common Shares, at such times and by such method as such documents are distributed to such holders of Common Shares.

9. No Reissuance. No shares of Series A Stock acquired by the Company by reason of purchase, conversion or otherwise shall be reissued and shall be cancelled.

10. Redemption. The Series A Shares shall not be redeemable.